Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
INCOME TAXES

7. INCOME TAXES

The income tax provision, for the years ended December 31, differs from that computed using the enacted combined Canadian federal and Nova Scotia and New Brunswick provincial statutory income tax rate for the following reasons:

millions of Canadian dollars	2018	2017
Income before provision for income taxes	$816	$819
Statutory income tax rate	31%	31%
Income taxes, at statutory income tax rate	253	254
Deferred income taxes on regulated income recorded as regulatory assets and regulatory liabilities	(59)	(54)
Foreign tax rate variance	(55)	36
Amortization of deferred income tax regulatory liabilities	(37)	-
Florida state tax apportionment adjustment	(23)	-
Tax effect of equity earnings	(15)	(12)
Financing deductions	(4)	(17)
Revaluation of US non-regulated deferred income taxes due to tax reform	-	317
Other	9	(4)
Income tax expense (recovery)	$69	$520
Effective income tax rate	8%	63%

On December 22, 2017, the US Tax Cuts and Jobs Act of 2017 (“the Act”) was signed into law enacting a broad range of legislative changes including reduction of the US federal corporate income tax rate from 35 per cent to 21 per cent effective January 1, 2018, limitations on the deductibility of interest and 100 per cent expensing of qualified property. The Act provides an exemption to regulated electric and gas utilities from the limitations on the deductibility of interest and the 100 per cent expensing of qualified property.

At December 31, 2017, the Company was required to revalue its US deferred income tax assets and liabilities based on the new tax rate at the date of enactment. The Company recognized a $317 million income tax expense as a result of the revaluation of its US non-regulated net deferred income tax assets. The Company also reduced its US regulated net deferred income tax liabilities by $1.1 billion and recorded an equivalent regulatory liability since the benefit of lower US taxes is expected to be returned to customers over time as required by the Act or by order of the applicable regulator. The December 31, 2017 balances of deferred income tax assets and liabilities that were revalued were $1.3 billion and $1.8 billion, respectively.

No further adjustments were recognized in 2018 and the Company has completed its accounting for the revaluation of its US deferred income tax assets and liabilities resulting from the effects of the Act. The measurement period allowed by SEC Staff Accounting Bulletin 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act is now closed.

In Q4 2018, the Company reclassified $149 million of AMT credit carryforwards from deferred income tax assets to receivables and other current assets as it expects to receive the refund in 2019.

On November 26, 2018, the Internal Revenue Service (“IRS”) issued proposed regulations on the interest deductibility limitation rules legislated under the Act. The Company believes its US based financing interest will be deductible under the Act.

The following reflects the composition of taxes on income from continuing operations presented in the Consolidated Statements of Income for the years ended December 31:

millions of Canadian dollars	2018	2017
Current income taxes
Canada	$3	$24
United States	(121)	24
Other	2	3
Deferred income taxes
Canada	11	3
United States	211	384
Other	(3)	(1)
Operating loss carryforwards
Canada	(33)	(40)
United States	-	(194)
Other	(1)	-
Revaluation of US non-regulated deferred income taxes
United States	-	317
Income tax expense (recovery)	$69	$520

The following reflects the composition of income before provision for income taxes presented in the Consolidated Statements of Income for the years ended December 31:

millions of Canadian dollars	2018	2017
Canada	$127	$88
United States	646	693
Other	43	38
Income before provision for income taxes	$816	$819

The deferred income tax assets and liabilities presented in the Consolidated Balance Sheets as at December 31 consisted of the following:

millions of Canadian dollars	2018	2017
Deferred income tax assets:
Tax loss carryforwards	$917	$853
Tax credit carryforwards	269	314
Regulatory liabilities - cost of removal	206	208
Pension and post-retirement liabilities	126	112
Derivative instruments	90	107
Other	441	394
Total deferred income tax assets before valuation allowance	2,049	1,988
Valuation allowance	(163)	(105)
Total deferred income tax assets after valuation allowance	$1,886	$1,883
Deferred income tax (liabilities):
Property, plant and equipment	$(2,591)	$(2,321)
Derivative instruments	(124)	(155)
Other	(316)	(292)
Total deferred income tax liabilities	$(3,031)	$(2,768)
Consolidated Balance Sheets presentation:
Long-term deferred income tax assets	$175	$138
Long-term deferred income tax liabilities	(1,320)	(1,023)
Net deferred income tax liabilities	$(1,145)	$(885)

Considering all evidence regarding the utilization of the Company’s deferred income tax assets, it has been determined that Emera is more likely than not to realize all recorded deferred income tax assets, except for certain loss carryforwards and unrealized capital losses on investments. A valuation allowance of $163 million has been recorded as at December 31, 2018 (2017 - $105 million) related to the loss carryforwards and investments.

Emera’s net operating loss (“NOL”), capital loss and tax credit carryforwards and their expiration periods as at December 31, 2018 consisted of the following:

	Gross Tax	Unrecognized	Net Tax	Expiration
millions of Canadian dollars	Carryforwards	Amounts	Carryforwards	Period
Canada
NOL	$817	$(405)	$412	2027-2038
Capital loss	86	(77)	9	Indefinite
United States
Federal NOL	$2,848	$-	$2,848	2024-2037
State NOL	1,314	(47)	1,267	2024-2038
Capital loss	6	(6)	-	2019
Tax credit	268	-	268	2019-Indefinite
Other
NOL	$34	$(34)	$-	2019-2025

The following table provides details of the change in unrecognized tax benefits for the years ended December 31 as follows:

millions of Canadian dollars	2018	2017
Balance, January 1	$19	$18
Increases due to tax positions related to a prior year	8	-
Decreases due to tax positions related to a prior year	(1)	-
Increases due to tax positions related to current year	-	1
Balance, December 31	$26	$19

The total amount of unrecognized tax benefits as at December 31, 2018 was $26 million (2017 - $19 million), which would affect the effective tax rate if recognized. The total amount of accrued interest with respect to unrecognized tax benefits was $4 million (2017 - $1 million) with $3 million of interest expense recognized in the Consolidated Statement of Income (2017 - nil). No penalties have been accrued. The balance of unrecognized tax benefits could change in the next twelve months as a result of resolving Canada Revenue Agency (“CRA”) and IRS audits. A reasonable estimate of any change cannot be made at this time.

The Company intends to indefinitely reinvest earnings from certain foreign operations. Accordingly, US and non-US income and withholding taxes for which deferred taxes might otherwise be required have not been provided for on a cumulative amount of temporary differences related to investments in foreign subsidiaries of approximately $1.4 billion as at December 31, 2018 (2017 - $822 million). It is impractical to estimate the amount of income and withholding tax that might be payable if a reversal of temporary differences occurred.

Emera files a Canadian federal income tax return, which includes its Nova Scotia and New Brunswick provincial income tax. Emera’s subsidiaries file Canadian, US, Barbados, St. Lucia and Dominica income tax returns. As at December 31, 2018, the Company’s tax years still open to examination by taxing authorities include 2005 and subsequent years.

NSPI and the CRA are currently in a dispute with respect to the timing of certain tax deductions for NSPI’s 2006 through 2010 taxation years. The ultimate permissibility of the tax deductions is not in dispute; rather, it is the timing of those deductions. The cumulative net amount in dispute to date is $62 million, including interest. NSPI has prepaid $23 million of the amount in dispute, as required by CRA.

Should NSPI be successful in defending its position, all payments including applicable interest will be refunded. If NSPI is unsuccessful in defending any portion of its position, the resulting taxes and applicable interest will be deducted from amounts previously paid, with the excess, if any, owing to CRA. The related tax deductions will be available in subsequent years. Should NSPI receive similar notices of reassessment for years not currently in dispute, further payments will be required; however, the ultimate permissibility of these deductions would be similarly not in dispute.

NSPI and its advisors believe NSPI has reported its tax position appropriately and NSPI is disputing the reassessments through the CRA Appeal process. NSPI continues to assess its options to resolving the dispute; however, the outcome of the Appeal process is not determinable at this time.